UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2022

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VROOM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1375 Broadway, Floor 11 New York, New York 10018
(Address of principal executive offices) (Zip Code)

(855) 524-1300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 1, 2022, Vroom, Inc. (“Vroom”) completed its acquisition of Unitas Holdings Corp. (the “Company”), including United Auto Credit Corporation, a wholly-owned subsidiary of the Company, for a purchase price of $300 million in cash, subject to certain customary purchase price adjustments, under the terms of the previously announced Agreement and Plan of Merger, dated as of October 11, 2021, by and among Vroom, Vroom Finance Corporation, the Company and Fortis Advisors LLC, solely in its capacity as the equityholders’ representative (the “Acquisition”).

Item 7.01. Regulation FD Disclosure.

On February 1, 2022, Vroom issued a press release announcing the completion of the Acquisition, which press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by Vroom under the Securities Act of 1933, as amended, or under the Exchange Act, unless Vroom expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Any financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

2.1

Agreement and Plan of Merger, dated as of October 11, 2021, by and among Vroom, Inc., Vroom Finance Corporation, Unitas Holdings Corp. and Fortis Advisors LLC, solely in its capacity as the equityholders’ representative (incorporated by reference to Exhibit 2.1 to Vroom, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2021).

99.1	Press release of Vroom, dated February 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2022	VROOM, INC.
	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Chief Financial Officer